UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 30, 2010
Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26966 (Commission File Number)	84-0846841 (IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado (Address of principal executive offices)	80525 (Zip Code)
Registrant’s telephone number, including area code: (970) 221-4670
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On October 30, 2010, Advanced Energy Industries, Inc. (the “Company”) and Mark Fleischauer, in his capacity as Shareholder Representative, entered into Amendment No. 2 to Merger Agreement (the “Amendment”), amending that certain Agreement and Plan of Merger dated March 24, 2010, as amended on April 21, 2010, by and among the Company, Neptune Acquisition Sub, Inc., an Oregon corporation and wholly-owned subsidiary of the Company, and PV Powered, Inc., an Oregon corporation (as amended, the “Agreement”). As previously reported, the Agreement prior to the Amendment provided for additional cash consideration to the former PV Powered shareholders in an amount of up to $40,000,000 if certain financial targets were met during the period between the closing and December 31, 2010 (the “Earn-Out”). The Agreement prior to the Amendment also contained operating guidelines through December 31, 2010, pending achievement of the financial targets relevant to the Earn-Out. The Amendment amends the Agreement to provide for a one-time payment to the former PV Powered shareholders of $39,600,000 in full satisfaction of the Earn-Out, upon which payment the operating guidelines will terminate. This will enable integration of the operations of PV Powered with the operations of the Company prior to December 31, 2010. The Company has agreed to use its reasonable best efforts to pay the additional consideration by November 8, 2010, but no later than November 15, 2010. The parties have agreed that $39,204,000 of the additional consideration payment will be deposited with the exchange agent and $396,000 will be paid to an account designated by the Shareholder Representative in satisfaction of the Interim CEO Amount, as defined in the Agreement.
The other terms of the Merger Agreement not expressly amended by the Amendment are unchanged and continue in full force and effect.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the actual terms of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition.
The information in this Form 8-K that is furnished under “Item 2.02 Results of Operations and Financial Condition” and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On October 31, 2010, Advanced Energy announced via press release its financial results for the quarter ended September 30, 2010. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to Agreement and Plan of Merger by and among Advanced Energy Industries, Inc. and Mark Fleischauer, as Stockholder Representative, dated as of October 30, 2010.

99.1	Press release dated October 31, 2010 by Advanced Energy Industries, Inc., reporting its financial results for the quarter ended September 30, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Energy Industries, Inc.
Date: November 2, 2010	/s/ Thomas O. McGimpsey
Thomas O. McGimpsey
Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 2 to Agreement and Plan of Merger by and among Advanced Energy Industries, Inc. and Mark Fleischauer, as Stockholder Representative, dated as of October 30, 2010.

99.1	Press release dated October 31, 2010 by Advanced Energy Industries, Inc., reporting its financial results for the quarter ended September 30, 2010.